                                                                      EXHIBIT 1.
================================================================================
                                  CERTIFICATE
                                 No.__________

                        For ____________________ Shares
                                   Issued to

                      ___________________________________

                      ___________________________________

                      ___________________________________

                      Dated _______________________, 19__

                            FROM WHOM TRANSFERRED

                      ___________________________________

                      Dated _______________________, 19__
________________________________________________________________________________
NO. ORIGINAL                      NO. ORIGINAL                     NO. OF SHARES
CERTIFICATE                          SHARES                         TRANSFERRED



________________________________________________________________________________

Received CERTIFICATE NO.________________________________________________________

                        For ____________________ Shares
                 this __________ day of _______________, 19__

================================================================================

                     INCORPORATED UNDER THE LAWS OF OREGON

NUMBER                                                                    SHARES
[    ]                                                                    [    ]


                           CH2M HILL COMPANIES, LTD.
                           PAR VALUE, $.10 PER SHARE

This Certifies that ______________________________________________ is the record holder of _______________________________________ Shares of the Capital Stock of
                           CH2M HILL COMPANIES, LTD.
         the voting rights and negotiability of which are restricted pursuant to the terms of issue and which are
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed, or assigned.
                                    COMMON
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this __________ day of _______________, 19__

    /s/  Ralph R. Peterson                       /s/ Elizabeth A. McAdams
   ---------------------------                   -------------------------
         Ralph R. Peterson                           Elizabeth A. McAdams
         PRESIDENT                                   ASSISTANT SECRETARY

            [CH2M HILL COMPANIES, LTD. CORPORATE SEAL APPEARS HERE]
================================================================================

================================================================================
                                  CERTIFICATE

                                      FOR

                               ________________
                                    SHARES

                                      OF

                                 CAPITAL STOCK

                                   ISSUED TO

                        ______________________________
                                     DATED

                        ______________________________

================================================================================

For Value Received, ___________________________ hereby sell, assign and transfer unto ___________________________________________________________________________
_________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________, 19 __
In the presence of _____________________________________________________________

                  NOTICE.  THE SIGNATURE OF THIS  ASSIGNMENT
              MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
             FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT
               ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER
================================================================================

               THE NEGOTIABILITY OF THIS CERTIFICATE IS LIMITED


This certificate and the shares represented by it may not be sold, transferred, given, devised, bequeathed, assigned, pledged or in any way alienated except pursuant to shareholders agreements and the bylaws of this corporation. This certificate and the shares represented by it must be sold or transferred in whole or in part under certain defined circumstances pursuant to such agreements and bylaws. A copy of such agreements and bylaws is available for inspection at the executive office of the corporation, Greenwood Village, Colorado.

================================================================================